EXHIBIT 10.72
                                                                   -------------

                          KLASS PARTNERS LTD. AGREEMENT
                                FOR AMENDEMENT OF
                            CXI BRIDGE LOAN DOCUMENTS

         1. Transaction: (i) Securities Purchase Agreement by and among Commodore Environmental Services, Inc., a Delaware corporation ("COES") Commodore Applied Technologies, Inc., a Delaware corporation ("CXI"), and Mathers Associates, Klass Partners, Ltd., Jon Paul Hannesson and Stephen A. Weiss, Esq. (individually an "Investor" and collectively, the "Investors"), (ii) corresponding 12% Senior Secured Promissory Notes due February 12, 2001 (the "Notes") in the aggregate principal amount of up to $500,000 issued to the Investors in the proportion shown on Schedule A annexed hereto, (iii) the Security Agreement (iv) the Registration Rights Agreement, (v) the "DRM Undertaking", and all other documents executed and delivered incident thereto, all dated as of November 13, 2000 (collectively the "Bridge Loan Documents").

         2. Amendments: Notwithstanding anything to the contrary in the Bridge Loan Documents, Klass Partners Ltd. ("Klass") hereby agrees to amend its portion of the Bridge Loan Documents as follows:

                  (a). The Maturity Date (as defined in the Notes) for the Klass Note will be extended to shall be due and payable on or before May 1, 2001.


         3. Holders Representations. Klass will, and hereby does, represent that: (i) they are and since November 13, 2000, have been, the holders of the Notes, (ii) they have full power and authority to agree to the terms herein, and to make execute and deliver this Memorandum of Understanding and (iii) if subsequent definitive agreements are necessary to implement this Memorandum of Understanding, at the time thereof, they will have full power and authority to agree to the terms herein, and to make execute and deliver such definitive agreements.


         4. No default. Klass hereby acknowledges and agrees that when each party to this Agreement has executed and delivered this Agreement to each other party and when each of the conditions precedent set forth below have been met, the Notes and all other Bridge Loan Documents shall be deemed to be in compliance as of the Effective Date hereof. As of May 1, 2001, if (i) CXI has not paid the Klass Notes and/or (ii) the S-3 registration statement that CXI is about to file has not been made effective, the Klass shall have all rights and remedies that it has or had as though this Agreement had never been entered into.


         5. Incorporation by reference. All of the representations and warranties made by Klass to the Security Purchase Agreement are incorporated herein by reference and are hereby deemed to be made to each other party as fully as if set forth at length herein. Except as otherwise set forth herein or as agreed to by the other Investors, the Bridge Loan Documents shall remain in full force and effect as of their original effective date according to the terms contained therein and binding upon the parties thereto and hereto.

         6. Counterpart, Delivery and Fax Signatures. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. The direct or indirect delivery by hand delivery, mail, courier, facsimile or otherwise, by any party hereto to any other party hereto bearing the facsimile signature of such party shall be deemed to be execution and delivery of an original counterpart version of this Memorandum of Understanding and shall be deemed to be effective and binding upon such person.



IN WITNESS WHEREOF, and intending to be legally bound, Klass has executed and delivered this Memorandum of Understanding this 16th day of April 2001 and made effective as of the 5th day of April 2001 (the "Effective Date").



                                            KLASS PARTNERS, LTD.


                                            /s/ MISHA KRAKOWSY
                                            ------------------------------------
                                            Misha Krakowsky, President



                                            COMMODORE APPLIED TECHNOLOGIES, INC.


                                            /s/ SHELBY T. BREWER
                                            ------------------------------------

                                            Shelby T. Brewer, Chairman & C.E.O.



                     [Remainder of page intentionally blank]

                                   Schedule A


                                   INVESTORS
                                   ---------


    -------------------------------------------- -------------------------------- -----------------------------------
                                                                                    Number of New Warrants for CXI
                 Name and Address:                 Principal Amount Invested:               Common Stock:

    -------------------------------------------- -------------------------------- -----------------------------------
    Mathers Associates
    230 Mathers Road                                       $150,000                            300,000
    Ambler, PA 19002
    -------------------------------------------- -------------------------------- -----------------------------------
    Klass Partners, Ltd.
    391 Brooke Avenue                                       250,000                            500,000
    Toronto, Ontario M5M 2L5
    Canada
    -------------------------------------------- -------------------------------- -----------------------------------
    Jon Paul Hannesson
    150 East 58th Street                                     75,000                            150,000
    Suite 3410
    New York, New York 10155
    -------------------------------------------- -------------------------------- -----------------------------------
    Stephen A. Weiss
    200 Park Avenue, 14th Floor                              25,000                             50,000
    New York, NY 10166
    -------------------------------------------- -------------------------------- -----------------------------------

    -------------------------------------------- -------------------------------- -----------------------------------
    Total . . . .                                          $500,000                          1,000,000
    -------------------------------------------- -------------------------------- -----------------------------------